January 12, 2026 Tamboran Appoints Mr. Todd Abbott as Chief Executive Officer Highlights Mr. Todd Abbott has been appointed Chief Executive Officer (CEO) of Tamboran Resources Corporation, effective January 15, 2026. Mr. Abbott has over 25 years’ upstream oil and gas experience spanning unconventional shale operations, business planning, corporate finance and strategy. He was formerly Chief Operating Officer (COO) at Appalachian Basin (Marcellus and Utica shale) producer Seneca Resources Company, LLC. Prior to his role at Seneca Resources, Mr. Abbott held key operating roles at Marathon Oil Corporation and Pioneer Natural Resources, including oversight of Permian Basin, Eagle Ford and Alaskan operations. Mr. Abbott has proven operational and financial discipline, having restructured Seneca’s organisation and processes to enhance accountability and capital efficiency, which delivered a ~10% reduction in capital expenditure and a ~9% increase in production in a single year. Tamboran’s Chairman and interim CEO, Richard Stoneburner, will remain Chairman. NEW YORK--(BUSINESS WIRE)-- Tamboran Resources Corporation (NYSE: TBN, ASX: TBN): Tamboran Resources Corporation Chairman, Richard Stoneburner, said: “Todd brings over two decades of upstream experience with a strong record of operational leadership, capital discipline, safety and stewardship. His background at Seneca, Marathon and Pioneer demonstrates an ability to improve productivity while lowering costs, which aligns with our focus on safe and efficient execution and delivering value for shareholders from our Beetaloo Basin development. “We are delighted to welcome Todd as CEO of Tamboran as we enter our development phase of the Beetaloo Basin, which aims to provide energy security to Territorians and Australia’s East Coast.” Tamboran Resources Corporation incoming Chief Executive Officer, Todd Abbott, said: “I am thrilled for the opportunity to lead Tamboran Resources as the Company enters what I believe to be a very exciting phase of development. The scale and opportunity that Tamboran has in the Beetaloo Basin, supported by the quality of the Board and management team, is what has attracted me to the CEO role.

“I look forward to working closely with all stakeholders, including Native Title Holders, Northern Territory Government, pastoralists and shareholders to deliver what I believe has the potential to be a world class unconventional gas project.” About Mr. Todd Abbott Mr. Abbott has over 25 years of experience in the exploration and production industry, and previously worked at Seneca Resources Company, Pioneer Natural Resources and Marathon Oil in various leadership roles including operations, corporate finance and strategic planning. Todd holds a Bachelor of Science in Engineering from Texas A&M University and a Master of Business Administration from Southern Methodist University. This announcement was approved and authorised for release by Dick Stoneburner, the Chairman and Interim Chief Executive Officer of Tamboran Resources Corporation. About Tamboran Tamboran is a growth-driven independent natural gas exploration and production company focused on an integrated approach to the commercial development of the natural gas resources in the Beetaloo Basin located within the Northern Territory of Australia. Through its subsidiaries, Tamboran holds approximately 1.9 million net prospective acres and is the largest acreage holder in the Beetaloo Basin. Disclaimer Tamboran makes no representation, assurance or guarantee as to the accuracy or likelihood of fulfilment of any forward-looking statement or any outcomes expressed or implied in any forward-looking statement. The forward-looking statements in this report reflect expectations held at the date of this document. Except as required by applicable law or the ASX Listing Rules, Tamboran disclaims any obligation or undertaking to publicly update any forward- looking statements, or discussion of future financial prospects, whether as a result of new information or of future events. The information contained in this announcement does not take into account the investment objectives, financial situation or particular needs of any recipient and is not financial product advice. Before making an investment decision, recipients of this announcement should consider their own needs and situation and, if necessary, seek independent professional advice. To the maximum extent permitted by law, Tamboran and its officers, employees, agents and advisers give no warranty, representation or guarantee as to the accuracy, completeness or reliability of the information contained in this presentation. Further, none of Tamboran nor its officers, employees, agents or advisers accept, to the extent permitted by law, responsibility for any loss, claim, damages, costs or expenses arising out of, or in connection with, the information contained in this announcement. Note on Forward-Looking Statements This press release contains “forward-looking” statements related to the Company within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the

“Exchange Act”), and Section 27A of the Securities Act of 1933, as amended. Forward- looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” “participate,” “progress,” “conduct” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors, including but not limited to: our early stage of development with no material revenue expected until 2026 and our limited operating history; the substantial additional capital required for our business plan, which we may be unable to raise on acceptable terms; our strategy to deliver natural gas to the Australian East Coast and select Asian markets being contingent upon constructing additional pipeline capacity, which may not be secured; the absence of proved reserves and the risk that our drilling may not yield natural gas in commercial quantities or quality; the speculative nature of drilling activities, which involve significant costs and may not result in discoveries or additions to our future production or reserves; the challenges associated with importing U.S. practices and technology to the Northern Territory, which could affect our operations and growth due to limited local experience; the critical need for timely access to appropriate equipment and infrastructure, which may impact our market access and business plan execution; the operational complexities and inherent risks of drilling, completions, workover, and hydraulic fracturing operations that could adversely affect our business; the volatility of natural gas prices and its potential adverse effect on our financial condition and operations; the risks of construction delays, cost overruns, and negative effects on our financial and operational performance associated with midstream projects; the potential fundamental impact on our business if our assessments of the Beetaloo are materially inaccurate; the concentration of all our assets and operations in the Beetaloo, making us susceptible to region-specific risks; the substantial doubt raised by our recurring operational losses, negative cash flows, and cumulative net losses about our ability to continue as a going concern; complex laws and regulations that could affect our operational costs and feasibility or lead to significant liabilities; community opposition that could result in costly delays and impede our ability to obtain necessary government approvals; exploration and development activities in the Beetaloo that may lead to legal disputes, operational disruptions, and reputational damage due to native title and heritage issues; the requirement to produce natural gas on a Scope 1 net zero basis upon commencement of commercial production, with internal goals for operational net zero, which may increase our production costs; the increased attention to ESG matters and environmental conservation measures that could adversely impact our business operations; risks related to our corporate structure; risks related to our common stock and CDIs; and the other risk factors discussed in the this report and the Company’s filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward- looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document. View source version on businesswire.com: https://www.businesswire.com/news/home/20260111197343/en/ Investor enquiries: Chris Morbey, Vice President – Corporate Development and Investor Relations +61 2 8330 6626 Investors@tamboran.com Media enquiries: +61 2 8330 6626 Media@tamboran.com Source: Tamboran Resources Corporation